                                                                   Exhibit 10.5

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                        RESTRUCTURING SUPPORT AGREEMENT

     FIRST AMENDMENT, dated as of August 7, 2003 (the "Amendment"), to that certain Restructuring Support Agreement (together with exhibits, annexes and attachments thereto, the "RSA"), dated as of August 1, 2003 by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"). Dynamic Details, Incorporated ("DetailSs"), Dynamic Details, Incorporated, Silicon Valley ("DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), (ii) the Administrative Agent (as defined below) and (iii) the Required Lenders signatory hereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the RSA, the Consenting Lenders have agreed to implement a restructuring and reorganization of the Company Group pursuant to the Restructuring Terms as set forth on the Term Sheet;

     WHEREAS, the RSA provides that the Consenting 5 1/4% Subordinated Noteholders and the Consenting 6 1/4% Noteholders have until August 8, 2003 to execute the Plan Support Agreement (the "PSA"), the form of which is annexed as Exhibit B to the RSA;

     WHEREAS, the 5 1/4% Subordinated Noteholders and the 6 1/4% Noteholders who are prepared to sign the PSA, have requested that Section 31 of the PSA be amended, but only upon the terms and subject to the conditions set forth below;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Amendment to Exhibit B. Exhibit B to the RSA is hereby amended by amending and restating Section 31 in its entirety:

          31. Lender Claims and Liens. The Consenting Subordinated Noteholders agree that until this Agreement is terminated, they shall not dispute that (a) the Borrowers are indebted to the Administrative Agent and the Lenders for $72,892,916.17 in outstanding principal amount and face amount of undrawn letters of credit, plus interest and fees, as provided under the Credit Agreement (as defined in the Term Sheet) and the other Pre-Restructuring Loan Documents (as defined in the Term Sheet) and applicable law and (b) as security for payment of the foregoing indebtedness, the Lenders have valid, perfected and unavoidable first-priority liens and charges on, and security interests in, all or substantially all of the assets of the Borrowers, as more particularly described in, and evidenced by, the Credit Agreement and the Pre-Restructuring Loan Documents. Until this Agreement is terminated, no Consenting Subordinated Noteholder shall
          (i) challenge or contest, the validity, binding nature, due authorization or enforceability of any document or instrument evidencing the Credit Agreement, the other Pre-Restructuring Loan Documents or any term or condition thereof or (ii) seek to alter, amend or supplement the Credit Agreement or any of the other Pre-Restructuring Loan Documents without the prior written consent of the Consenting Lenders or (iii) challenge or contest the validity, enforceability, perfection or priority of (or shall seek to alter the priority of) any existing lien, charge, security interest, or other interest in favor of the Lenders or any lien, charge, security interest, or other interest granted to the Lenders pursuant to the Pre-Restructuring Loan Documents.

     2. Reservation of Rights. Each member of the Company Group jointly and severally acknowledges and agrees that, (a) the Lenders and the Administrative Agent shall preserve all rights, remedies, power or privileges set forth in the RSA and under applicable law and
(b) nothing contained herein shall in any way limit or otherwise prejudice, and the Administrative Agent and the Lenders have reserved their right to invoke fully, any right, remedy, power or privilege which the Lenders or the Administrative Agent may not have or may have in the future under or in connection with the RSA and applicable law, or diminish any of the obligations of any member of the Company Group contained in the RSA. The rights, remedies, powers and privileges of the Administrative Agent and the Lenders provided under this Amendment and the RSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     3. No Change. Except as expressly provided herein, no term or provision of the RSA shall be amended, waived, modified, consented to or supplemented, and each term and provision of the RSA shall remain in full force and effect.

     4. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent and will be deemed to be effective as of August 7, 2003 (the "Amendment Effective Date") counterparts hereof duly executed by each member of the Company Group, the Administrative Agent and the Required Lenders; the execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof).

     5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      DDi CAPITAL CORP.


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      DYNAMIC DETAILS, INCORPORATED


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      DYNAMIC DETAILS, INCORPORATED, SILICON
                                      VALLEY


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      DYNAMIC DETAILS TEXAS, L.P.


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      By: DDi-TEXAS INTERMEDIATE HOLDINGS,
                                          L.L.C.


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President

                                      By: DYNAMIC DETAILS INCORPORATED,
                                          COLORADO SPRINGS


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title:  Vice President


                                      JPMORGAN CHASE BANK, AS ADMINISTRATIVE
                                      AGENT, COLLATERAL AGENT AND CO-
                                      SYNDICATION AGENT


                                      By: /s/ TIMOTHY J. DONNELLY
                                          --------------------------------------
                                          Title: Vice-President

                                      Bank of Nova Scotia, as a Lender


                                      By: /s/ Mark Sparrow
                                          --------------------------------------
                                          Name: Mark Sparrow
                                          Title: Director

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      CRESCENT/MACH I PARTNERS, L.P.


                                      By: TCW Asset Management Company
                                      Its Investment Manager


                                      By: /s/ Jonathan R. Insull
                                          --------------------------------------
                                          Name: JONATHAN R. INSULL
                                          Title: MANAGING DIRECTOR


                                      By: /s/ Mark L. Gold
                                          --------------------------------------
                                          Name: MARK L. GOLD
                                          Title: MANAGING DIRECTOR

                                      CypressTree Investment Partners I, Ltd.,


                                      By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager.
                                      , as a Lender


                                      By: /s/ Peter M. Campo
                                          --------------------------------------
                                          Name: Peter M. Campo
                                          Title: Analyst

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      CypressTree Investment Partners II, Ltd.,


                                      By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager.

                                                                   , as a Lender
                                      ----------------------------


                                      By: /s/ Peter M. Campo
                                          --------------------------------------
                                          Name: Peter M. Campo
                                          Title: Analyst

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      DEBT STRATEGIES FUND, INC.,
                                      as a Lender


                                      By: /s/ Philip J. Breadel
                                          --------------------------------------
                                          Name: Philip J. Breadel
                                          Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, as a Lender


                                      By: /s/ Gregory Shefrin
                                          --------------------------------------
                                          Name: Gregory Shefrin
                                          Title: Director

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      Grayston CLO 2001-01 Ltd.


                                      By: Bear Stearns Asset Management Inc.
                                      as its Collateral Manager
                                                                  , as a Lender
                                      ---------------------------


                                      By: /s/ Illegible
                                          --------------------------------------
                                          Name: Illegible
                                          Title: Associate Director

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      HARBOUR TOWN FUNDING TRUST, as a Lender


                                      By: /s/ Ann E. Morris
                                          --------------------------------------
                                          Name: ANN E. MORRIS
                                          Title: AUTHORIZED AGENT

                                      IBM Credit LLC, as a Lender


                                      By: /s/ Steven A. Flanagan
                                          --------------------------------------
                                          Name: Steven A. Flanagan
                                          Title: Manager Global Special Handling

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      KZH Crescent-2 LLC, as a Lender


                                      By: /s/ Hi Hua
                                          --------------------------------------
                                          Name: HI HUA
                                          Title: AUTHORIZED AGENT

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      KZH Crescent-3 LLC, as a Lender


                                      By: /s/ Hi Hua
                                          --------------------------------------
                                          Name: HI HUA
                                          Title: AUTHORIZED AGENT

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      KZH CypressTree-1 LLC, as a Lender


                                      By: /s/ Hi Hua
                                          --------------------------------------
                                          Name: HI HUA
                                          Title: AUTHORIZED AGENT

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      MASTER SENIOR FLOATING RATE TRUST,
                                      as a Lender


                                      By: /s/ Philip J. Brendel
                                          --------------------------------------
                                          Name: Philip J. Brendel
                                          Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      MERRILL LYNCH PRIME RATE PORTFOLIO,
                                      as a Lender


                                      By: /s/ Philip J. Brendel
                                          --------------------------------------
                                          Name: Philip J. Brendel
                                          Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      Morgan Stanley Prime Income Trust,
                                      as a Lender


                                      By: /s/ Sheila A. Finnerty
                                          --------------------------------------
                                          Name: Sheila A. Finnerty
                                          Title: Executive Director

                                      Sankaty Advisors, LLC,
                                      as Collateral Manager for
                                      Brant Point II CBO 2000-1 LTD.,
                                      as Term Lender,

                                                          as a Lender
                                      -------------------


                                      By: /s/ Timothy M. Barns
                                          --------------------------------------
                                          Name: Timothy M. Barns
                                          Title: Senior Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      Sankaty Advisors, LLC
                                      as Collateral Manager for
                                      Castle Hill I - INGOTS, Ltd.,
                                      as Term Lender,
                                                          , as a Lender
                                      -------------------


                                      By: /s/ Timothy M. Barns
                                          --------------------------------------
                                          Name: Timothy M. Barns
                                          Title: Senior Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      Sankaty Advisors, LLC
                                      as Collateral Manager for
                                      Race Point CLO, Limited,
                                      as Term Lender, as a Lender


                                      By: /s/ Timothy M. Barns
                                          --------------------------------------
                                          Name: Timothy M. Barns
                                          Title: Senior Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      Sankaty High Yield Partners II, L.P.

                                                                 , as a Lender
                                      --------------------------


                                      By: /s/ Timothy M. Barns
                                          --------------------------------------
                                          Name: Timothy M. Barns
                                          Title: Senior Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

                                      TCW SELECT LOAN FUND, LIMITED

                                      By: TCW Advisors, Inc. as its
                                          Collateral Manager


                                      By: /s/ Mark L. Gold
                                          --------------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR


                                      By: /s/ Jonathan R. Insull
                                          --------------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                      VAN KAMPEN SENIOR LOAN FUND


                                      By: Van Kampen Investment Advisory Corp.

                                                                   as a Lender
                                          ------------------------


                                      By: /s/ Christina Jamieson
                                          --------------------------------------
                                          Name: CHRISTINA JAMIESON
                                          Title: VICE PRESIDENT

[Signature Page to First Amendment to Restructuring Support Agreement]